UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 22, 2016

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2016, Bloomin’ Brands, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Bloomin’ Brands, Inc. 2016 Omnibus Incentive Compensation Plan (the “2016 Plan”), which was unanimously approved by the Company’s Board of Directors (the “Board”) on February 12, 2016, subject to stockholder approval. The results of the stockholder vote on the approval of the 2016 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

The summary of the 2016 Plan included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2016 (the “Proxy Statement”) is incorporated herein by reference. Such summary is qualified in its entirety by the full text of the 2016 Plan, which is attached as Appendix A to the Proxy Statement, and is also incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on April 22, 2016. The final results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1.
Stockholders elected each of the following two nominees as a director to serve for a term to expire at the 2019 Annual Meeting of Stockholders and until her successors has been duly elected and qualified, as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Tara Walpert Levy	98,005,832	1,662,651	6,254,350
Elizabeth A. Smith	87,951,168	11,717,315	6,254,350

2.
Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 25, 2016, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,436,792	1,482,340	3,701	—

3.	Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,970,144	15,420,144	278,195	6,254,350

4.	Stockholders approved the Bloomin’ Brands, Inc. 2016 Omnibus Incentive Compensation Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,328,619	18,316,642	23,222	6,254,350

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Bloomin’ Brands, Inc. 2016 Omnibus Incentive Compensation Plan (incorporated herein by reference to the Definitive Proxy Statement filed by Bloomin’ Brands, Inc. on March 11, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date: April 26, 2016	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President and Chief Legal Officer